L. Phillip Humann
Chairman, President and CEO

Banc of America Securities
34th Annual Investment Conference

September 2004

This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about the benefits of the merger between SunTrust Banks, Inc. (“SunTrust”)
and National Commerce Financial Corporation (“NCF”), including future financial and operating results, SunTrust’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of SunTrust’s and NCF’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of
SunTrust and NCF stockholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effects on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally.  Additional factors that could cause SunTrust’s and NCF’s results to differ materially from those described in the forward-looking statements can be found in the 2003
Annual Reports on Form 10-K of SunTrust and NCF, and in the Quarterly Reports on Form
10-Q of SunTrust and NCF filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov).
The forward-looking statements in this presentation speak only as of the date of the filing, and neither SunTrust nor NCF assumes any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This presentation could include some non-GAAP measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in SunTrust’s earnings press release, on SunTrust’s website in the press release section of the Investor Relations pages and in the appendix of this presentation.

The information provided herein, including related questions and answers,  may contain estimates of future operating results for SunTrust.  These estimates constitute forward-
looking statements (within the meaning of the Private Securities Litigation Reform Act of
1995) which involve significant risks and uncertainties. Any such statements are made in reliance on the safe harbor protections provided under the Private Securities Act of 1995.
Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to:

Changes in interest rates,

Changes in accounting principles, policies, or guidelines,

Significant changes in the economic scenario,

Significant changes in legislation or regulatory requirements,

Changes occur in business conditions or the banking competitive environment,

Significant changes in securities markets, and

Litigation risks

SunTrust does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

This presentation could include some non-GAAP measures to describe our Company’s performance.  The reconciliation of those measures to GAPP measures can be found in our earnings press release, on our website in the press release section of the Investor Relations pages and in the appendix of this presentation.

FORWARD LOOKING STATEMENT

1

TRANSLATING POTENTIAL INTO PERFORMANCE

POTENTIAL

High growth geographic
footprint

Optimal business mix
and operating model

Fortress balance sheet

Investments for the
future

PERFORMANCE

Revenue momentum
and bottom line results

Net interest income and
fee income growth

Industry-leading credit
quality

Strong LOB & sales

results

2

PERFORMANCE PERSPECTIVE

Pre 2000

2001 - 2003

2004 & beyond

Double digit EPS growth

Strong economy in the Southeast

Solid equity markets

Performance reflected recession and industry pressures

Higher credit quality costs, margin compression

Maintained investment in revenue generation capacity

Economic rebound and rising rates spark improved

performance

NCF merger enhances geographic reach, retail

capabilities

3

5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
.84
.93
1.09
1.19
1.31
1.38
1.45
1.64
1.89
2.32
2.56
2.87
3.13
3.04
0.37
4.13
0.10
4.30
0.09
4.72
0.07
4.66
0.14
4.73
1.17
1.18
1.21
1.26
1.29
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04

SunTrust

EPS (1)

(1)

EPS as originally reported and adjusted for stock splits.  There are no adjustments for merger pooling.

$

EPS GROWTH: BACK ON TRACK

GAAP EPS

Reduction in EPS due to Merger-related charges

CAGR = 10.1%

CAGR = 3.2%

CAGR = 11.4%

Growth = 10.3%

4

5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
4.78
2.76
4.62
2.66
4.69
2.75
4.78
2.81
4.89
2.85
4.93
2.89
5.11
2.97
5.15
2.99
5.36
2.97
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
SunTrust
Peers*

SunTrust

CORE REVENUE GROWTH PER SHARE VS PEERS (1)

$

*  Wells Fargo, AmSouth, SouthTrust, National City, Wachovia, US Bancorp, Fifth Third, Bank of America, KeyCorp, PNC, Comerica, Northern Trust, BB&T and Mellon

STI = 2% Growth (2)

Peers = 3% Growth

STI = 10% Growth (2)

Peers = 4% Growth

(1)

Core revenue per share is calculated by adding fee income per share to net interest income per share.  It excludes securities gains and losses and is fully taxable equivalent

(2)

Total Revenue Growth for SunTrust was 7% 2Q 04 over 2Q 03 and (1)% for 2Q 03 over 2Q 02

Source: SNL

5

2.50
2.00
1.50
1.00
0.50
0.00
1.91
1.26
1.76
1.16
1.73
1.22
1.81
1.29
2.01
1.32
1.93
1.37
2.00
1.44
2.09
1.46
2.23
1.44
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
SunTrust
Peers*

SunTrust

FEE INCOME GROWTH PER SHARE VS PEERS(1)(2)

(1)     For more data on fee income, please refer to the appendix of this presentation

(2)     Fee Income excludes securities gains and losses

$

Highlights

2Q2004:
2Q2003

2Q04:1Q04

(Annualized)

Retail Investment

Trust and investment mgmt

Corp. & Investment Banking

Credit Card

13%

12%

19

36

60

76

17

(2)

*  Wells Fargo, AmSouth, SouthTrust, National City, Wachovia, US Bancorp, Fifth Third, Bank of America, KeyCorp, PNC, Comerica, Northern Trust, BB&T and Mellon

STI = 5% Growth

Peers = 5% Growth

STI = 11% Growth

Peers = 9% Growth

Source: SNL

6

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.87
1.50
2.86
1.50
2.96
1.53
2.97
1.52
2.88
1.53
3.00
1.52
3.11
1.53
3.06
1.53
3.13
1.53
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
SunTrust
Peers*

SunTrust

NET INTEREST INCOME PER SHARE VS PEERS (1)

*  Wells Fargo, AmSouth, SouthTrust, National City, Wachovia, US Bancorp, Fifth Third, Bank of America, KeyCorp, PNC, Comerica, Northern Trust, BB&T and Mellon

$

(1)

Net Interest Income is fully taxable equivalent

STI = Flat

Peers = 2% Growth

STI = 9% Growth

Peers = Flat

Source: SNL

7

3.7%
3.6%
3.5%
3.4%
3.3%
3.2%
3.1%
3.0%
2.9%
2.8%
2.7%
2.6%
3.56%
3.56%
3.51%
3.48%
3.38%
3.26%
3.21%
3.05%
2.98%
3.09%
3.13%
3.13%
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04

NET INTEREST MARGIN TRENDS

8

SECURITY PORTFOLIO STILL CONTAINS “DRY POWDER”

Securities Portfolio Margin Profile

(1)

  Yields on investment securities available for sale.  Does not include held-to-maturity securities or trading securities unless breakout is unavailable.

(2)

  Assumes $25 bn security portfolio, 35% tax rate, 282.7 mm shares outstanding and 55 b.p. improvement in yield.

Source:  Company Reports

One of the lowest
securities yields
among top 50
banks

Very short duration
compared to peers

Normalizing
securities yield to
historical relative
position adds
approximately
$90 mm after-tax or
$0.32 per share2

(219)

4.78

6.97

National Commerce

(55)

(77)

(22)

SunTrust Yield vs. Avg.

(223)

3.79

6.02

SunTrust

(168)

4.56

6.24

Average w/o SunTrust

(180)

3.45

5.25

PNC

(273)

4.04

6.77

BB&T

(258)

4.20

6.78

KeyCorp

(167)

4.21

5.88

U.S. Bancorp

(318)

4.21

7.39

Fifth Third

(125)

4.85

6.10

Bank of America

(162)

4.87

6.49

Wachovia

(12)

4.98

5.10

National City

(106)

6.19

7.25

Wells Fargo

4Q 2001

2Q 2004

Yield Change(b.p.)

4Q 2001:2Q 2004

Securities Yield (1)

9

Deposits
Loans
82,000
80,000
78,000
76,000
74,000
72,000
70,000
68,000
66,000
64,000
62,000
69,097
74,311
70,852
77,733
70,313
79,370
70,361
79,905
73,166
80,936
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04

SunTrust

LOANS AND DEPOSIT GROWTH (1)(2)

(1)     For more data on deposits and loans, please refer to the appendix of this presentation

($ in millions)

Highlights

2Q2004:
2Q2003

2Q04:1Q04

(Annualized)

Low cost deposits (2)

DDA

Total Loans

Mortgage loans

Commercial loans

17%

36%

14

30

25

25

7*

(1)

9

13*

* Adjusted for consolidation of Three Pillars

$

(2)     Deposits = Consumer and Commercial Deposits, Low Cost Deposits = Demand Deposits + NOW + Savings

10

1.20
1.00
0.80
0.60
0.40
0.20
0.00
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04

INDUSTRY LEADING CREDIT QUALITY (1)

NPAs/(Loans+OREO)

(1)

For more data on credit quality, please refer to the appendix of this presentation

NCOs/Average Loans

*  Wells Fargo, AmSouth, SouthTrust, National City, Wachovia, US Bancorp, Fifth Third, Bank of America, KeyCorp, PNC, Comerica, Northern Trust, BB&T and Mellon

Peers*

SunTrust

Source: SNL

11

70
65
60
55
50
45
40
35
30
25
20
62.02
60.35
57.47
56.12
57.99
59.99
61.29
1998
1999
2000
2001
2002
2003
Six Months Ended 6/30/04

SunTrust

FOCUS ON EFFICIENCY

Reflected Revenue
Slowdown

Expense Growth

Revenue Growth

6

4%

10

(3)

9

6

2

1%

4

7

2

6

First Half
of 2004

1999

2000

2001

2002

2003

Year over Year Growth Trends

Core Revenue Growth

7%

flat

6

3

4

9

12

LOB INITIATIVES - RETAIL

Actions

Initial

Results

Introduce enhanced consumer and Business

Banking product sets

Doubled net new checking account

acquisition rate YTD over 2003 level

Equity product volumes 20% higher than

same period in 2003

Focus on high growth Business Banking

segment

Positive Business Banking trends (as of July 31, 2004)

Checking balances up 12% over 2003

Loan production up 9% over 2003

Continue to grow branch network over next three

years in high growth markets

Denovo growth of 45 net new locations by

year end 2004

NCF merger deepens branch share in high

opportunity markets  and adds over 250

branches in the Carolinas

13

Long Term Growth Rate Target: 8 – 10%

LOB INITIATIVES - COMMERCIAL

Actions

Initial

Results

Enhance Treasury Services’ technology platform

to satisfy customer and competitive demands

Introduced product additions and enhancements

critical to client cash management needs

Purchasing Card payment manager

Web-based foreign exchange trading

Payroll Card

Online report delivery

Secure data transmission

Leverage new pricing tools with the relationship

profitability component

Installed several upgrades to improve pricing

position

Enhanced model to maximize economic

profit

Converted all commercial relationships to

common profitability management system

Established pricing governance process

14

Long Term Growth Rate Target: 8 – 10%

LOB INITIATIVES – CORPORATE AND INVESTMENT BANKING

Actions

Initial

Results

Further develop equity and debt capital market

products to sustain competitive market positions

Leveraging CIB product skills across LOBs

Equity Linked CDs (SILCs) sold to PCS

client base

CMBS partnership with Commercial Real

Estate

Risk management partnership on Credit

Default Swaps and Secondary Loan

Trading

Focus on upper middle and large corporate

markets with low risk profile

Expanding Corporate Banking client

penetration faster than any other bank

Completed 90% of annual client plans in Q1,

focusing on cross-sell goals and retention

15

Long Term Growth Rate Target: 9 – 11%

LOB INITIATIVES – PRIVATE CLIENT SERVICES

Actions

Initial

Results

Buy, build, or partner to offer a complete product

set to satisfy market demands

Hired a net 30 new brokers in the first half of the

year; Retail Investment Income up 20% over last year

Opened new AMA offices in Charlotte, Miami, Atlanta

and Memphis; Increased AMA AUM to $8.465 billion,

a 150% increase over last year at this time

Completed acquisition of Seix Investment Advisors

($17 Billion in new assets)

Developed and implemented new “Flexible

Architecture” process for institutional clients

Develop comprehensive package of insurance

products and services

Implemented a comprehensive program targeted at

wealthy and affluent clients

Launched an entire array of insurance services

including: Term, UL, VUL, Survivorship, Wealth

Transfer products; Long-term care products;

Disability products; and Annuities

Insurance sales up 244% over last year

16

Long Term Growth Rate Target: 12 – 14%

LOB INITIATIVES – MORTGAGE

Action

Initial

Results

Expand Retail, Broker, and Correspondent

channels while enhancing Consumer Direct

113 net new retail loan officers (155% of YTD

goal)

425 net new broker and correspondent

relationships (177% of YTD goal)

$2.1B bank referred production (162% of YTD

goal)

Consumer Enhancements include:

-

Process and workflow improvements resulting

in significant service level improvements

-

Installation of new voice response technology

and CTI screen pop tools has led to more than

40% of customer service calls being handled

by the automated solution

-

Strategies include the successful introduction

of Bundled Settlement Services,

comprehensive targeted marketing

campaigns, a relocation service and expanded

hours of operation.  The result has been a

22% conversion ratio (from referrals to

mortgage applications).

Launch out of footprint sales of mortgage and

home equity

Significantly ramped up out of footprint sales

force and are on track to meet goals of numbers

of new customers.

Have been successful with the home equity

product in the markets it has been rolled out

within the Retail channels; major roll-out is

expected by year end.

17

Long Term Growth Rate Target: 8 – 10%

LONG TERM GROWTH INITIATIVES RECAP

8 -10%

SunTrust

8 -10%

8 -10%

9 -11%

12 -14%

8-10%

Retail

Commercial

Corporate and Investment
Banking

Private Client Services

Mortgage

Long Term Growth
Rate Target

Business Line

18

SALES FOCUS PAYING OFF

Retail

Equity Line/Loan
Products up 40%

Branch Banking
loan sales up 42%

Private Banking
consumer loan
sales up 44%

Commercial

Deposits and loans
both up 3%

New business
deposits  up 15%

Private Client Services

Group Trust new
business up 4%

Retail Investment sales
up 14%

Institutional Trust’s new
business up 170%

Mortgage

Mortgage purchase
application volume
($s) up 34%

Mortgage closing
volume ($s) up
37%

Mortgage purchase
closing volume ($s)
up 50%

Corp and Investment
Banking

Capital Markets fees up
20%

DCM fees up 14%

ECM fees up 30%

SunTrust Online

Direct consumer
lending production
up 35%

Increases are 2Q 04 over 1Q 04

19

8.7%
5.3%
SunTrust
National Average

WV
VA
TN
SC
MS
AL
GA
FL
SunTrust
National Commerce

SunTrust

NCF MERGER

Financial scale

$25+bn market cap

$148bn assets

$97bn deposits

1,723 full-service offices in 11
states plus D.C.

#3 in market share in Southeast

Top 5 rank in 20 of 25 largest
high growth markets in
Southeast

Adds meaningful presence in
some of the highest growth
North Carolina and South
Carolina markets

Solidifies positions in Virginia
and Tennessee

2003-2008 Projected
Weighted Average
Population Growth

Makes Best Footprint Better

20

NCF ACQUISITIONS MILESTONES

Projected Milestones

Sequenced Systems
Conversions

Legal Closing (10/04)

Divestiture Complete
(3 branches,
$64 MM  deposits,
$30 MM  loans)

High-Level
Organization
Structure
(completed)

Regulatory
Approvals (8/04 –
9/04 - completed)

Shareholder
Approval (9/04 -
completed)

Completion of
Sequenced
Integration Plan
(9/04)

Merger Application
Filed with Fed and
Georgia Department
of Banking and
Finance (6/04)

Completed Milestones

2005

4Q04

3Q04

2Q04

21

TRANSLATING POTENTIAL INTO PERFORMANCE

Strong Earnings
Momentum Today

Positive Outlook
for Tomorrow

22

APPENDIX

23

EARNINGS MOMENTUM

Earnings growth accelerating

Net Income

Earnings per Share

Return on Avg. Assets

Return on Avg. Assets less net
unrealized gains on
securities portfolio (1)

Return on Avg. Equity

Return on Avg.
Realized Equity (1)

2Q 2004

2Q 2003

Change

$364.8

1.29

1.15

1.20

14.39

17.77

$330.4

1.17

1.11

1.06

14.95

16.77

10%

10%

       4 b.p.

14 b.p.

(56) b.p.

100 b.p.

(1)

SunTrust presents a return on average realized shareholders’ equity, as well as a return on average assets less net unrealized securities gains. These two ratios reflect primarily adjustments to remove the effects of the Company’s securities portfolio which includes the ownership by the Company of 48.3 million shares of The
Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. SunTrust believes that the return on assets less the net unrealized securities gains is more indicative of the Company’s return on assets because it fully reflects the return on assets that are related to the
Company’s core businesses, which are primarily customer relationship and customer transaction driven. The Company also believes that the return on average realized equity is more indicative of the Company’s return on equity because the excluded equity relates primarily to a long term holding of a specific security. See the reconciliations slides in the appendix.

(2)

Annualized.

1Q 2004

Sequential
Change

2Q04 : 2Q03

2Q04 : 1Q04

7%

10%

  (1) b.p.

2 b.p.

(26) b.p.

33 b.p.

$358.5

1.26

1.16

1.18

14.65

17.44

(2)

(2)

24

FEE INCOME GROWTH

Fee income growth momentum continuing

Trust and Investment Mgmt.

Retail Investment

Deposit Charges

Corp & Invst. Banking

Credit Card Fees

Other Charges & Fees

Other Non-interest income

Total Fees(1)

($ in millions)

$140

50

169

85

38

95

55

632

$136

46

163

74

32

93

46

590

13%

19%

7%

(2)%

17%

14%

38%

12%

$124

42

158

87

32

83

40

566

12%

36%

13%

60%

76%

9%

78%

28%

2Q 2003

2Q 2004

2Q2004:
2Q2003

1Q 2004

2Q04:1Q04

(Annualized)

(1)

Fees without Securities’ net gains.

25

LOAN GROWTH

Commercial

RE Commercial

RE Construction

Mortgages

Credit Card

Direct

RE Equity

Indirect

Nonaccrual

Total Loans

1Q 2004

2Q 2003

Change

($ in millions)

(1)%

3%

12%

25%

19%

(3)%

30%

12%

(43)%

9%

$28,464.1

9,295.0

4,546.3

17,758.0

140.0

3,533.1

7,111.8

8,727.4

329.2

79,904.9

$27,510.8

9,426.0

4,558.9

18,870.1

151.0

3,576.9

7,619.1

8,938.3

285.3

80,936.4

2Q 2004

$27,810.4

9,192.9

4,057.8

15,064.2

126.4

3,693.7

5,874.6

7,993.1

498.4

74,311.5

2Q 2004: 2Q 2003

2Q 2004: 1Q 2004

Sequential
Annualized
Change

(13)%/7%

6%

1%

25%

31%

5%

29%

10%

(53)%

   5%/13%

Driven by targeted sales initiatives

(1) Higher growth rate adjusted for consolidation of Three Pillars

(1)

(1)

26

CUSTOMER DEPOSIT GROWTH

DDA

NOW

MMA

SAV

CDs

Total (1)

Total low
cost
deposits(2)

1Q 2004

2Q 2003

Change

($ in millions)

17%

11%

flat

12%

(9)%

6%

14%

$18,896.7

12,332.1

22,136.8

6,334.2

10,661.2

70,361.0

37,563.0

$17,548.1

11,576.8

22,284.1

6,253.3

11,434.8

69,097.1

35,378.2

(1)

Average quarterly Consumer and Commercial Deposits (excludes Broker & Foreign Deposits)

(2)

Total of DDA, NOW, Savings

2Q 2004

$20,591.6

12,811.6

22,367.4

6,990.9

10,404.6

73,166.1

40,394.1

2Q 2004: 2Q 2003

Targeted
Product
and Sales
Initiatives

2Q 2004: 1Q 2004

Sequential
Annualized
Change

36%

16%

4%

42%

(10)%

16%

30%

27

STRONG CREDIT QUALITY

Net Charge-offs

Net Charge-offs to Avg.
Loans

NPAs

NPAs to
Loans/OREO/Other repo

Allowance for loan
losses

Allowance to Non-
performing loans

Allowance to Charge-
offs (Years Coverage)

2Q2004

2Q2003

1Q2004

$58,787

0.30%

$331,912

0.42%

$942,523

311.5%

4.0

$37,556

0.19%

$324,420

0.39%

$943,718

313.4%

6.3

$79,265

0.40%

$463,805

0.59%

$941,423

217.6%

3.0

$82,177

0.44%

$515,390

0.68%

$940,889

194.8%

2.9

3Q2003

$69,787

0.35%

$378,097

0.47%

$941,922

268.1%

3.4

4Q2003

($ in thousands)

28

RECONCILIATIONS APPENDIX

Average loans – reported

Impact of Three Pillars

Average loans excluding

   Three Pillars

Average commercial

   loans – reported

Impact of Three Pillars

Average commercial loans

   excluding Three Pillars

Return on average total assets

Impact of excluding net unrealized
    securities gains

Return on average total assets less net
    unrealized gains on securities

Return on average equity

Impact of excluding net unrealized securities gains

Return on average realized equity

$79,905

(1,430)

$78,475

$28,464

(1,430)

$27,034

1.16%

0.02

1.18%

14.65%

2.79

17.44%

2Q 04

1.3%

3.1%

(3.3)%

1.8%

1.11%

(0.05)

1.06%

14.95%

1.82

16.77%

$80,936

-

$ 80,936

$27,511

-

$27,511

1.15%

0.05

1.20%

   14.39%

3.38

17.77%

1Q 04

Change

2Q 04 vs 1Q 04 (1)

(Dollars in millions)

(1)

Multiply by 4 to calculate sequential annualized growth or reductions

2Q 04

1Q 04

2Q 03

29

RECONCILIATIONS APPENDIX

Fee Income excluding

  securities gains and losses

Net Interest Income-FTE

Core Revenue*

Common Shares Outstanding

Core Revenue Per Share

Fee Income

Securities losses/(gains)

Fee Income excluding

   securities gains and losses

Net Interest Income

FTE adjustment

Net Interest Income-FTE

Total Revenue

Securities losses/(gains)

Core Revenue*

(Dollars and shares in thousands except per share amounts)

(1) Multiply by 4 to calculate sequential annualized growth or reductions

2Q 02

4Q 02

4Q 03

3Q 02

1Q 04

3Q 03

2Q 03

1Q 03

$545,950

823,112

1,369,062

286,397

4.78

601,687

(55,737)

545,950

813,388

9,724

823,112

1,424,799

(55,737)

1,369,062

$503,070

815,127

1,318,197

285,043

4.62

548,883

(45,813)

503,070

805,114

10,013

815,127

1,364,010

(45,813)

1,318,197

$543,380

844,388

1,387,768

281,410

4.93

574,478

(31,098)

543,380

832,800

11,588

844,388

1,418,866

(31,098)

1,387,768

$488,177

837,341

1,325,518

282,505

4.69

527,724

(39,547)

488,177

827,101

10,240

837,341

1,365,065

(39,547)

1,325,518

$505,620

833,013

1,338,633

280,024

4.78

547,659

(42,039)

505,620

822,470

10,543

833,013

1,380,672

(42,039)

1,338,633

$565,554

810,415

1,375,969

281,393

4.89

596,792

(31,238)

565,554

799,513

10,902

810,415

1,407,207

(31,238)

1,375,969

$564,571

877,501

1,442,072

281,923

5.11

584,072

(19,501)

564,571

865,520

11,981

877,501

1,461,573

(19,501)

1,442,072

$590,159

863,904

1,454,063

282,332

5.15

595,086

(4,927)

590,159

851,648

12,256

863,904

1,458,990

(4,927)

1,454,063

2Q 04

$631,713

885,066

1,516,779

282,727

5.36

622,665

9,048

631,713

872,429

12,637

885,066

1,507,731

9,048

1,516,779

* Also known as total revenue excluding securities gains and losses

30

RECONCILIATIONS APPENDIX

Fee Income

Securities losses/(gains)

Net Interest Income

FTE Adjustment

Core Revenue*

Total Revenue

Securities losses/(gains)

Core Revenue*

(Dollars in millions)

(1) Multiply by 4 to calculate sequential annualized growth or reductions

1998

2000

1999

2003

2002

2001

$1,653.9

(8.2)

2,929.1

44.4

4,619.2

4,627.4

(8.2)

4,619.2

$1,625.9

109.1

3,145.5

42.5

4,923.0

4,813.9

109.1

4,923.0

$2,303.0

(123.9)

3,320.3

45.0

5,544.4

5,668.3

(123.9)

5,544.4

$1,773.6

(6.6)

3,108.5

39.9

4,915.4

4,922.0

(6.6)

4,915.4

$2,051.9

(153.1)

3,252.6

40.8

5,192.2

5,345.3

(153.1)

5,192.2

$2,268.8

(204.5)

3,243.7

39.5

5,347.5

5,552.0

(204.5)

5,347.5

* Also known as total revenue excluding securities gains and losses

31

L. Phillip Humann
Chairman, President and CEO

Banc of America Securities
34th Annual Investment Conference

September 2004